UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38445	36-4787690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Helius Medical Technologies, Inc. (the “Company”) held on May 24, 2023, the Company’s stockholders: (i) elected six directors, each to serve for a one-year term until the 2024 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal; (ii) ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; (iii) approved an amendment to the Company’s Certificate of Incorporation to effect a reverse split of its outstanding Class A common stock at a ratio in the range of 1-for-10 to 1-for-80 to be determined at the discretion of the Company’s Board of Directors, whereby each outstanding 10 to 80 shares would be combined, converted and changed into 1 share of the Company’s Class A common stock, to enable the Company to comply with the Nasdaq Stock Market’s continued listing requirements and (iv) approved authorization of one or more adjournments to the annual meeting to solicit additional proxies in the event there were insufficient votes to approve Proposal 3 described above.

Proposal 1—Election of six directors named in the accompanying proxy statement, each to serve for a one-year term until the 2024 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Blane Walter	4,766,800	1,094,105	6,284,637
Dane C. Andreeff	4,739,896	1,121,009	6,284,637
Edward M. Straw	4,717,566	1,143,339	6,284,637
Jeffrey Mathiesen	4,784,422	1,076,483	6,284,637
Paul Buckman	4,784,444	1,076,461	6,284,637
Sherrie Perkins	4,795,767	1,065,138	6,284,637

Proposal 2—Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Abstain
10,999,837	1,122,654	23,051

Proposal 3—Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse split of its outstanding Class A common stock at a ratio in the range of 1-for-10 to 1-for-80 to be determined at the discretion of the Company’s Board of Directors, whereby each outstanding 10 to 80 shares would be combined, converted and changed into 1 share of the Company’s Class A common stock, to enable the Company to comply with the Nasdaq Stock Market’s continued listing requirements:

Votes For	Votes Against	Abstain
9,092,567,484	3,050,157,110	14,962,948

Proposal 4— Approval to authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 3 described above:

Votes For	Votes Against	Abstain
9,595,316,731	2,478,745,269	83,625,542

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: May 30, 2023	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

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